UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
___________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 9, 2024

Central Garden & Pet Company
(Exact name of registrant as specified in its charter)

Delaware	001-33268	68-0275553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1340 Treat Boulevard, Suite 600, Walnut Creek, California	94597
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(925) 948-4000

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CENT	The NASDAQ Stock Market LLC
Class A Common Stock	CENTA	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Fiscal 2023 Bonus Determinations
On February 9, 2024, the Compensation Committee of the Company’s Board of Directors approved cash bonus payments to the Company’s named executive officers in respect of fiscal 2023. This bonus compensation information was not included in the Summary Compensation Table included in the Company’s Proxy Statement for its 2024 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on December 28, 2023 (the “Proxy Statement”), because the amount of the bonuses had not been determined at the time of filing the Proxy Statement. In accordance with Item 5.02(f), the table below updates the Non-Equity Incentive Plan Compensation and Total columns in the fiscal 2023 summary compensation table for the named executive officers previously set forth in the Proxy Statement. No other amounts have changed.
SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1)($)	Option Awards (2)($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation (3)($)	Total ($)
Timothy P. Cofer Former Chief Executive Officer(4)	2023	1,080,902	—	2,299,977	614,800	—	2,620,159	6,615,838
	2022	1,017,308	—	3,199,970	—	581,175	2,407,971	7,206,424
	2021	992,404	—	1,149,978	1,107,000	1,512,000	264,624	5,026,006

Nicholas Lahanas Chief Financial Officer	2023	508,669	—	249,998	—	222,000	11,685	992,352
	2022	478,662	—	249,983	—	125,400	10,426	864,471
	2021	466,988	—	100,013	75,442	326,000	9,998	978,441

John Hanson President Pet Consumer Products	2023	545,838	—	249,998	—	328,000	48,113	1,171,949
	2022	513,716	—	249,983	—	135,300	100,112	999,111
	2021	501,235	—	100,013	75,442	342,000	132,955	1,151,645

Joyce M. McCarthy General Counsel and Secretary	2023	448,252	50,000	199,998	—	157,000	124,742	979,992

John D. Walker President Garden Consumer Products	2023	559,000	—	249,998	—	136,000	43,735	988,733
	2022	525,519	—	249,983	—	127,100	38,098	940,700
	2021	512,733	—	100,013	75,442	320,000	47,272	1,055,460
__________________________

(1)
This column represents the grant date fair value in accordance with ASC 718 of restricted stock and performance share units (“PSUs”) awarded the named executive officers in fiscal 2023. The amounts shown include the aggregate grant date fair value of the shares issuable for PSUs at target achievement. The aggregate grant date fair values of the maximum number of shares issuable pursuant to the PSUs are $2,587,494 for Mr. Cofer, $281,257 for each of Messrs. Lahanas, Hanson, and Walker, and $224,998 for Ms. McCarthy. These amounts do not represent the actual value that may be realized by the named executive officers.

(2)
This column represents the grant date fair value in accordance with ASC 718. Please refer to Note 14, “Stock-Based Compensation”, in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10−K filed on November 28, 2023 for the relevant assumptions used to determine the compensation cost of our stock option awards. These amounts do not represent the actual value, if any, that may be realized by the named executive officers.

(3)	The components of the “All Other Compensation” column for fiscal 2023 are detailed in the following table:
Description	Cofer	Lahanas	Hanson	McCarthy	Walker
Company matching contribution to 401(k) plan	$9,900	$9,900	$9,900	$12,842	$9,900
Retention payment	2,393,453	—	—	—	—
Medical and life insurance premiums and medical reimbursement	22,355	1,785	22,176	8,927	24,235
Car allowance or lease	13,200	—	12,000	—	9,600
Commute expense reimbursement	37,106	—	—	—	—
Mobile device	—	—	1,080	—	—
Housing allowance	67,516	—	2,306	—	—
Relocation	—	—	—	89,139	—
Tax gross up	48,164	—	651	13,834	—
Financial planning allowance	28,465	—	—	—	—
Total	$2,620,159	$11,685	$48,113	$124,742	$43,735

(4)	Mr. Cofer resigned as the Company’s Chief Executive Officer effective October 6, 2023.
In addition, the Compensation Committee approved an increase in Mr. Lahanas’s base salary to $503,846, Mr. Hanson’s base salary to $540,638, Ms. McCarthy’s base salary to $444,008, and Mr. Walker’s base salary to $553,924. The increases were effective as of January 1, 2024.
On February 13, 2024, the Board of Directors approved a grant of 3,281 shares of restricted stock to each of the directors under the Company’s 2003 Omnibus Equity Incentive Plan.
Item 5.07	Submission of Matters to a Vote of Security Holders.
On February 13, 2024, at the Annual Meeting, the following proposals were submitted to the stockholders:
1.	The election of nine directors to serve until the 2025 Annual Meeting and until their successors are duly elected and qualified.
2.	The ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending on September 28, 2024.
For more information about the foregoing proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. Holders of the Company’s Common Stock are entitled to one vote per share and holders of the Company’s Class B Stock are entitled to the lesser of ten votes per share or 49% of the total votes cast. Holders of the Company’s Common Stock and holders of the Company’s Class B Stock vote together as a single class on all matters (including the election of directors) submitted to a vote of stockholders, unless otherwise required by law. The number of votes cast for and withheld/against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

Proposal One:
The following individuals were elected to serve as directors until the Company’s next annual meeting and until their respective successors are elected and qualified by the votes set forth in the following table:
Director Nominee	For	Withheld	Broker Non-Votes
William E. Brown	16,713,322	3,498,041	294,412
Courtnee Chun	17,883,058	2,328,305	294,412
Lisa Coleman	17,859,281	2,352,082	294,412
Brendan P. Dougher	17,883,037	2,328,326	294,412
Michael J. Griffith	17,779,238	2,432,125	294,412
Christopher T. Metz	17,816,552	2,394,811	294,412
Brooks M. Pennington III	16,494,151	3,717,212	294,412
John R. Ranelli	17,638,764	2,572,599	294,412
Mary Beth Springer	17,943,791	2,267,572	294,412

Proposal Two:
The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending on September 28, 2024 was ratified, by the votes set forth in the following table:
For	Against	Abstain	Broker Non-Votes(1)
20,408,817	377,599	1,135	0
_________________________

(1)	Pursuant to the rules of the New York Stock Exchange, this proposal constituted a routine matter. Therefore, brokers were permitted to vote without receipt of instructions from beneficial owners.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CENTRAL GARDEN & PET COMPANY

By:	/s/ Joyce M. McCarthy
Joyce M. McCarthy
General Counsel and Secretary
Dated:  February 15, 2024

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